Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)


Delaware Limited-Term Government Fund



Current Income


[Current Income Artwork]



2001 SEMI - ANNUAL REPORT

TABLE OF CONTENTS
-----------------

Letter to Shareholders           1

Portfolio Management
Review                           3

Performance Summary              5

Financial Statements

  Statement of Net Assets        6

  Statement of Operations        9

  Statements of Changes in
  Net Assets                    10

  Financial Highlights          11

  Notes to Financial
  Statements                    15

                   A TRADITION OF SOUND INVESTING SINCE 1929
                   -----------------------------------------


A Commitment to Our Investors

Experience
[ ]Our seasoned investment professionals average 11 years' experience, bringing a wealth of knowledge and expertise to our management team.
[ ]We began managing investments in 1929 and opened our first mutual fund in 1938. Over the past 70 years, we have weathered a wide range of economic and market environments.

Performance
[ ]We strive to deliver consistently good performance in all asset classes.
[ ]We believe that hiring the best and the brightest in the industry, conducting fundamental research, and working in a disciplined investment process are essential to quality investment management.

Service
[ ]We are committed to providing the highest standards of client service.
[ ]You can count on quick and courteous service, easy access to information about your accounts, and hassle-free transaction processing.
[ ]We make our funds available through financial advisers who can offer you individualized attention and valuable investment advice.

Diversification
[ ]Our comprehensive family of funds gives you the opportunity to diversify your portfolio effectively.
[ ]We offer mutual funds in virtually every asset class from domestic equity and fixed-income to international securities.

Our commitments have earned us the confidence of discriminating institutional and individual investors. Delaware and its affiliates manage approximately $83 billion in assets as of June 30, 2001.


Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

(C)Delaware Distributors, L.P.

Dear Shareholder

"AS INVESTORS AWAIT

SIGNS OF ECONOMIC

RECOVERY, WE BELIEVE

THEY WILL CONTINUE TO

DIVERSIFY, BUYING MORE

BONDS AND BOND

MUTUAL FUNDS."




July 1, 2001

Recap of Events -- During the first six months of 2001, disappointing corporate earnings reports and a pessimistic mood among investors contributed to weak stock market performance. Fixed-income investments often benefited from the cautious investor sentiment. During the first quarter alone, bond mutual funds realized a remarkable $25 billion of inflows.

Fixed-income markets stumbled briefly in April, with total returns for most sectors that were flat-to-lower as stocks enjoyed a brief spring run. May and June brought positive returns across the board for fixed income, with results led by corporate bonds and mortgage-backed securities.

Returns for U.S. Treasuries trailed those of other sectors of the fixed-income markets during much of the period, and Treasury supply continued to decrease overall.

With the economy slowing, the Federal Reserve has aggressively pared back interest rates in an effort to reinvigorate U.S. businesses.

Delaware Limited-Term Government Fund provided a total return of +3.30% (Class A shares at net asset value with distributions reinvested) during the six months ended June 30, 2001. Your Fund's return was in line with that of its peers in the Lipper Short-Intermediate Government Funds Average, which posted a +3.13% return during the same period. These returns trailed the +4.23% return for the Merrill Lynch 1-3 Year Government Bond Index, the Fund's benchmark.

Market Outlook -- We think the Fed will be able to make the case for further rate cuts later this summer, and is likely to ease further. In our opinion, the $25 billion flow into bond mutual funds, which was the largest quarterly intake for bonds in a decade, points to continued skepticism among investors about equities. As investors await signs of economic recovery, we believe they will continue to diversify, buying more bonds and bond mutual funds. This would clearly support a case for lower interest rates as the year progresses.

Total Return
For the period ended June 30, 2001                              Six Months
---------------------------------------------------------------------------
Delaware Limited-Term Government Fund -- Class A Shares           +3.30%
---------------------------------------------------------------------------
Merrill Lynch 1-3 Year Government Bond Index                      +4.23%
Lipper Short-Intermediate Government Funds Average (93 funds)     +3.13%
---------------------------------------------------------------------------
All performance shown above is at net asset value without the effect of sales charges and assumes reinvestment of distributions. Performance information for all Fund classes can be found on page 5. For U.S. Treasury securities, interest and principal repayment at maturity are guaranteed by the U.S. Government, unlike mutual fund dividends and share values, which are not guaranteed. The Merrill Lynch 1-3 Year Government Bond Index is an unmanaged composite that generally tracks U.S. Government securities with maturities of one to three years. The Lipper category represents the average return of short-intermediate government funds tracked by Lipper (Source: Lipper Inc.). You cannot invest directly in an index. Past performance is not a guarantee of future results.

We believe that your Fund can continue to reap attractive returns in such an environment. We think that Delaware Limited-Term Government Fund will continue to play a key role in investors' fixed-income portfolios. As always, we encourage bond fund investors to keep in mind their broad goals and investment time horizons, and seek help in devising a regular investment plan.

Thank you for your continued commitment to Delaware Investments.


Sincerely,


/s/ Charles E. Haldeman, Jr.              /s/ David K. Downes
------------------------------------      -------------------------------------
Charles E. Haldeman, Jr.                  David K. Downes
Chairman,                                 President and Chief Executive Officer,
Delaware Investments Family of Funds      Delaware Investments Family of Funds

                Paul Grillo, Jr.
                 Vice President/
        Senior Portfolio Manager
     Delaware Management Company

               Stephen R. Cianci
Vice President/Portfolio Manager
     Delaware Management Company

                    July 1, 2001









                          PORTFOLIO MANAGEMENT REVIEW
                          ---------------------------

The Fund's Results
While equity investors suffered angst in a highly volatile market these past six months, investors in Delaware Limited-Term Government Fund enjoyed steady income from instruments less likely to diminish in value in the current investment climate.

During a period when many stocks declined, the investments in your Fund produced very attractive returns with relatively low price volatility. For the six months ended June 30, 2001, Delaware Limited-Term Government Fund produced a return of +3.30% (Class A shares at net asset value with distributions reinvested).

During the first six months of 2001, Delaware Limited-Term Government Fund slightly outperformed its peers as measured by the Lipper Short-Intermediate Government Funds Average, which gained 3.13% during the six-month fiscal period.

Much of the increased return we saw during the period came from non-Treasury products. In our last annual report we told you we thought there was some possibility that Treasuries had peaked, and that non-Treasury sectors could return to favor. Accordingly, we shifted into more non-Treasury products during the six months ended June 30, 2001. The decision proved advantageous, especially with regard to the performance seen among agency mortgage, asset-backed, and highly rated corporate bonds and U.S. Government agency-backed securities.

Portfolio Highlights
The six months ended June 30, 2001 were characterized by the Federal Reserve Board's aggressive action in trying to stimulate the economy through lowered interest rates. Through a series of six decreases that began in January 2001, the Fed lowered the federal funds rate from 6.5% to 3.75%, a significant cut that created a much less attractive environment for Treasury obligations relative to other fixed-income sectors.

During the period, the last vestiges of the steep "inversion" of last year were worked out of the fixed-income markets, as we returned to a more common scenario in which 10-year Treasury securities were yielding more than two-year Treasuries.

Against that changing backdrop, the environment these past six months has been better for non-Treasury products to produce a higher return than Treasuries. We made changes to the portfolio accordingly, giving heavier weightings to mortgages and collateralized mortgage obligations, as well as to securities issued by U.S. Government agencies and corporations. During the fiscal period, we decreased our allocation to Treasury certificates somewhat, and increased our highly rated corporate bond position from approximately 2% to 9% of net assets.

Top Sectors
As of June 30, 2001
--------------------------------
Agency Mortgage-Backed
  Securities              29.9%
--------------------------------
U.S. Treasury Obligations 22.8%
--------------------------------
Collateralized Mortgage
  Obligations             19.6%
--------------------------------
Corporate Bonds           9.1%
--------------------------------
Asset Backed Securities   7.1%
--------------------------------
Agency Fixed Rate CMOs    5.7%
--------------------------------
Commercial CMOs           2.4%
--------------------------------



We also have sought to minimize the effect of interest rate changes on the portfolio. We shortened the average duration of our investments so they will be neutral to our competition. More recently, we capped the duration of the Delaware Limited-Term Government Fund at closer to 2.5 years. We believe this "neutral positioning" will give us more flexibility in the months ahead, compared with the early part of the year when we were more aggressively seeking out undervalued securities with average maturities of about 2.8 years.

During the past six months, bonds known as Treasury Inflation Protected Securities, or TIPS, became the best-performing asset class in fixed income. Although TIPS posted a yield of 3.3%, their actual return was more than 6.5% once the annual rate of inflation (from which these securities are protected) is added to the yield. By comparison, five-year Treasuries were yielding about 4.8% as of June 30, 2001. TIPS, which are Treasury-quality bonds, made up 19% of the Treasury Instruments sector at fiscal period end.

Outlook
A question remains about whether interest rates will decline further. We would not be surprised to see the Federal Reserve Board make another cut in the Federal Funds rate. However, it is not a given that another cut will translate into lower interest rates. Real rates did not drop following the last cut. In fact, we believe short rates are likely to remain anchored where they are.

We will continue to seek bonds that will provide a combination of high income and low price volatility. We expect most of our investment returns in the second half of 2001 to come primarily from interest payments, rather than from capital gains. For this reason, we will continue to concentrate on acquiring and holding non-Treasury investments, which are generally paying substantially higher income than U.S. Treasury securities.

Furthermore, by limiting maturities to a shorter time period, we expect to lessen the risk of price volatility. Given the current volatility in equity markets, we believe that could be an attractive feature to many investors.

FUND BASICS
-----------
As of June 30, 2001

Fund Objective
The Fund seeks to provide a high,
stable level of income while
attempting to minimize fluctuations
in principal and provide maximum
liquidity.

Total Fund Net Assets
$229.5 million

Number of Holdings
323

Fund Start Date
November 24, 1985

Your Fund Management
Paul Grillo, Jr. joined Delaware Investments in 1993, after serving as a Mortgage Strategist and Trader at Dreyfus Corporation. Mr. Grillo became co-manager of the Fund in January 1999. He holds a bachelor's degree from North Carolina State University and an MBA from Pace
University. He is a CFA charterholder.

Stephen R. Cianci joined Delaware Investments in 1992. He holds both a BS and an MBA from Widener University. He became co-manager of the Fund in January 1999. Mr. Cianci is an Adjunct Professor of Finance at Widener University and is a CFA charterholder.

Nasdaq Symbols
Class A DTRIX
Class B DTIBX
Class C DTICX



DELAWARE LIMITED-TERM GOVERNMENT FUND PERFORMANCE
-------------------------------------------------

Average Annual Total Returns
Through June 30, 2001           Lifetime   10 Years    Five Years   One Year
--------------------------------------------------------------------------------
Class A (Est. 11/24/85)
      Excluding Sales Charge     +6.34%     +5.51%      +5.73%       +9.56%
      Including Sales Charge     +6.15%     +5.21%      +5.14%       +6.57%
--------------------------------------------------------------------------------
Class B (Est. 5/2/94)
      Excluding Sales Charge     +4.40%                 +4.84%       +8.63%
      Including Sales Charge     +4.40%                 +4.84%       +6.63%
--------------------------------------------------------------------------------
Class C (Est. 11/29/95)
      Excluding Sales Charge     +4.54%                 +4.83%       +8.62%
      Including Sales Charge     +4.54%                 +4.83%       +7.62%
--------------------------------------------------------------------------------
Returns reflect the reinvestment of distributions and any applicable sales charges as noted below. Return and share value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C share results, excluding sales charges, assume either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, C, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 2.75% and have an annual distribution and service fee of up to 0.30%.

Class B shares are sold with a contingent deferred sales charge that declines from 2% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately five years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1% during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

The average annual total returns for the lifetime, 10-year, five-year, and one-year periods ended June 30, 2001 for Delaware Limited-Term Government Fund's Institutional Class were +6.47%, +5.66%, +5.89%, and +9.72%, respectively. The Institutional Class shares were first made available on June 1, 1992 and are available without sales or asset-based distribution charges only to certain eligible institutional accounts. Institutional Class performance prior to June 1, 1992 for Delaware Limited-Term Government Fund is based on Class A performance and was adjusted to eliminate the sales charges.

The performance table does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Nasdaq Symbol Institutional Class: DTINX

Statement of Net Assets



DELAWARE LIMITED-TERM GOVERNMENT FUND
-------------------------------------

                                                     Principal  Market
June 30, 2001 (Unaudited)                            Amount     Value
--------------------------------------------------------------------------------
Agency Fixed Rate CMOs - 5.74%
Fannie Mae 1998-W3 6.50% 7/25/28 ................  $3,487,000 $3,579,371
Fannie Mae 46 2 11.00% 12/25/03 .................     640,458    672,654
Fannie Mae Pool 124033 8.00% 12/1/09 ............   2,027,431  2,116,132
Freddie Mac 69 Class F 9.00% 12/15/05 ...........     316,893    319,246
Freddie Mac Structured Pass Through
   Securities 6.50% 1/25/15 .....................   6,265,000  6,432,713
Investor GNMA Mortgage-Backed Securities
   Trust Series 84-F5 10.875% 10/25/13 ..........      54,544     55,218
                                                              ----------
Total Agency Fixed Rate CMOs
   (cost $12,920,629) ...........................             13,175,334
                                                              ----------

Agency Mortgage-Backed Securities - 29.90%
Fannie Mae
   5.25% 6/15/06 ................................   7,470,000  7,377,194
   6.50% 7/1/16 .................................   3,050,000  3,059,531
   6.625% 11/15/10 ..............................     375,000    388,680
   7.00% 1/1/31 .................................   6,719,999  6,759,899
   8.00% 7/1/02 to 7/1/23 .......................     603,400    629,063
   8.50% 8/1/07 to 8/1/17 .......................   3,752,460  3,970,871
   9.00% 8/1/04 .................................      95,363     96,257
   9.25% 7/1/08 to 8/1/16 .......................     764,745    816,846
   10.00% 1/1/19 ................................     274,916    305,071
   11.00% 8/1/10 to 8/1/20 ......................   3,448,233  3,858,487
   12.50% 2/1/11 ................................      60,215     69,248
   13.00% 7/1/15 ................................     148,580    171,238
Fannie Mae Pool 174553 9.00% 5/1/10 .............   2,307,565  2,466,931
Fannie Mae Pool 253846 6.50% 6/1/16 .............   6,472,785  6,493,012
Fannie Mae Pool 552213 10.50% 6/1/30 ............     708,633    775,067
Fannie Mae Pool 556029 10.00% 10/1/30 ...........     996,831  1,079,069
Fannie Mae Pool 556966 6.50% 4/1/16 .............     839,420    842,568
Fannie Mae Pool 572669 6.50% 4/1/16 .............   1,526,626  1,531,397
Freddie Mac
   5.875% 3/21/11 ...............................   1,425,000  1,374,147
   6.50% 7/1/31 .................................   3,500,000  3,450,781
   7.50% 10/1/30 ................................   2,025,082  2,068,115
   8.00% 5/1/05 to 7/1/11 .......................   3,041,134  3,143,712
   8.50% 12/1/08 to 11/1/10 .....................   1,771,128  1,851,408
   8.75% 5/1/10 .................................     364,067    380,792
   9.00% 6/1/09 to 8/1/11 .......................     684,256    719,640
   9.50% 11/1/05 ................................     572,232    600,307
   11.00% 9/1/10 to 6/1/20 ......................     668,854    747,848
   11.50% 4/1/11 to 3/1/16 ......................   2,115,039  2,393,355
GNMA
   7.625% 2/15/22 ...............................   1,733,219  1,817,713
   8.00% 6/15/30 ................................   1,105,967  1,147,095
   9.00% 11/15/06 to 2/15/17 ....................   1,292,484  1,354,122
   9.50% 6/15/16 to 11/15/17 ....................     592,309    652,467
   10.50% 11/15/15 to 6/20/20 ...................     187,516    208,428
   11.00% 2/15/10 to 3/15/13 ....................      50,867     56,532
   12.00% 4/20/14 ...............................      84,172     96,667
   13.75% 9/15/14 ...............................      47,104     54,479

                                                    Principal      Market
                                                    Amount         Value
--------------------------------------------------------------------------------
Agency Mortgage-Backed Securities (continued)
GNMA I GPM
   11.50% 4/15/10 to 4/15/13 .................... $    87,985 $    98,059
   12.00% 10/15/10 ..............................      30,542      34,798
   12.25% 9/15/13 to 2/15/14 ....................     130,840     147,080
GNMA I S.F.
   11.00% 12/15/09 to 5/15/20 ...................   1,396,799   1,562,882
   11.50% 7/15/15 ...............................      22,099      24,813
   12.50% 12/15/10 ..............................      27,437      31,698
GNMA II
   9.50% 11/20/20 to 11/20/21 ...................   1,390,149   1,523,970
   12.00% 4/20/14 to 1/20/16 ....................     278,199     318,981
   12.50% 10/20/13 to 1/20/14 ...................     363,899     419,199
GNMA II Jumbo
   11.50% 12/20/17 to 10/20/18 ..................     131,111     145,748
   12.00% 6/20/15 to 7/20/15 ....................     110,525     126,379
GNMA II S.F.
   9.75% 11/20/16 to 12/20/17 ...................     173,930     187,614
   11.00% 9/20/15 to 10/20/15 ...................     470,549     526,970
   12.00% 5/20/14 to 5/20/16 ....................     580,247     664,026
                                                              -----------
Total Agency Mortgage-Backed
   Securities (cost $68,136,287) ................              68,620,254
                                                              -----------

Asset Backed Securities - 7.15%
Centex Home Equity 6.41% 2/25/30 ................   1,150,000   1,138,859
DVI Receivables 5.808% 4/11/09 ..................   2,000,000   1,998,750
PeopleFirst.com Auto Receivables Owner
   Trust Series 00-2 A4 6.43% 9/15/07 ...........   3,000,000   3,076,523
Residential Asset Securities
   Series 00-KS4 AI3 7.355% 1/25/26 .............   4,280,000   4,420,076
SLM Student Loan Trust
   Series 98-1 A1 6.7378% 1/25/07 ...............   5,764,631   5,770,366
                                                              -----------
Total Asset Backed Securities
   (cost $16,189,351) ...........................              16,404,574
                                                              -----------

Collateralized Mortgage Obligations - 19.56%
Fannie Mae Pool 92710 9.25% 3/1/20 ..............     107,063     111,713
Fannie Mae Series 94-23 PK
   6.00% 5/25/10 ................................   6,250,000   6,252,375
Fannie Mae Whole Loan
   Series 98-W3 A2 6.50% 7/25/28 ................     615,846     621,850
FHR 1468 HA 5.00% 2/15/21 .......................   5,170,000   5,111,372
FHR 2312 IRP 6.50% 2/15/25 ......................  10,159,000  10,269,530
Freddie Mac 8.50% 11/15/24 ......................  10,050,000  10,792,024
GNMA 6.85% 12/20/25 .............................   5,886,721   5,972,903
Rfmsi 1999-S10 A1 6.25% 4/25/14 .................   5,683,429   5,749,073
                                                              -----------
Total Collateralized Mortgage Obligations
   (cost $43,901,202) ...........................              44,880,840
                                                              -----------

                                                     Principal    Market
Delaware Limited-Term Government Fund                Amount       Value
--------------------------------------------------------------------------------
Commercial CMOs - 2.45%
Fhr 2316 PTE 6.50% 9/15/24 ...................... $ 5,548,760  $ 5,609,075
                                                               -----------
Total Commercial CMOs
   (cost $5,622,454) ............................                5,609,075
                                                               -----------
Commercial Mortgage-Backed
   Securities - 1.28%
Comm Series 01-J1A A2 6.46% 2/16/34 .............   3,000,000    2,942,813
                                                               -----------
Total Commercial Mortgage-Backed
   Securities (cost $2,999,987) .................                2,942,813


Corporate Bonds - 9.12%
Automobiles & Automotive Parts - 1.10%
Ford Credit 6.875% 2/1/06 .......................   2,500,000    2,535,200
                                                               -----------
                                                                 2,535,200
                                                               -----------
Banking, Finance & Insurance - 2.44%
First Bank National Association
   7.30% 8/15/05 ................................     595,000      619,541
Morgan Stanley Dean Witter
   6.75% 4/15/11 ................................   3,000,000    2,984,463
Washington Mutual 6.875% 6/15/11 ................   2,000,000    1,994,130
                                                               -----------
                                                                 5,598,134
                                                               -----------
Computers & Technology - 2.28%
Computer Sciences
   7.375% 6/15/11 ...............................     635,000      628,476
   7.50% 8/8/05 .................................   4,500,000    4,601,727
                                                               -----------
                                                                 5,230,203
                                                               -----------
Electronics & Electrical Equipment - 0.80%
Arrow Electronics 8.20% 10/1/03 .................   1,800,000    1,832,677
                                                               -----------
                                                                 1,832,677
                                                               -----------
Industrial Machinery - 0.86%
Transocean Sedco Forex 144A
   6.625% 4/15/11 ...............................   2,000,000    1,966,616
                                                               -----------
                                                                 1,966,616
                                                               -----------
Transportation & Shipping - 1.64%
United Air Lines 7.186% 4/1/11 ..................   3,700,000    3,771,040
                                                               -----------
                                                                 3,771,040
                                                               -----------
Total Corporate Bonds
   (cost $20,920,852)                                           20,933,870
                                                               -----------

U.S. Treasury Obligations - 22.76%
U.S. Treasury Bond
   10.75% 8/15/05* ..............................  10,605,000   12,863,155
   11.625% 11/15/04 .............................   7,600,000    9,191,265
U.S. Treasury Inflation Index Note
   3.625% 1/15/08 ...............................   9,767,340    9,990,162
U.S. Treasury Note
   4.625% 5/15/06 ...............................   7,500,000    7,399,223
   5.00% 2/15/11 ................................     390,000      378,544
   5.25% 8/15/03 ................................   3,000,000    3,054,795

                                                    Principal      Market
                                                    Amount         Value
--------------------------------------------------------------------------------
U.S. Treasury Obligations (continued)
U.S. Treasury Strip-Principal
   5.09% 8/15/05 ................................ $11,525,000  $  9,364,708
                                                               ------------
Total U.S. Treasury Obligations
   (cost $53,180,825) ...........................                52,241,852
                                                               ------------
Repurchase Agreements - 1.07%
With BNP Paribas 3.96% 7/2/01
   (dated 6/29/01, collateralized by
   $668,000 U.S. Treasury Bills due
   12/31/01, market value $657,972) .............     643,000       643,000
With Cantor Fitzgerald 3.96% 7/2/01
   (dated 6/29/01, collateralized by
   $192,000 U.S. Treasury Bills due
   9/27/01, market value $190,078
   and $148,000 U.S. Treasury Bills
   due 11/8/01, market value $146,569
   and $247,000 Treasury Bills
   due 11/15/01, market value $244,227) .........     569,000       569,000
With J.P. Morgan Chase 3.96% 7/2/01
   (dated 6/29/01, collateralized by
   $676,000 U.S. Treasury Bills due 9/6/01,
   market value $672,575) .......................     657,000       657,000
With UBS Warburg 3.96% 7/2/01
   (dated 6/29/01, collateralized by
   $610,000 U.S. Treasury Bills due 9/27/01,
   market value $606,050) .......................     594,000       594,000
                                                               ------------
Total Repurchase Agreements
   (cost $2,463,000) ............................                 2,463,000
                                                               ------------
Total Market Value of Securities - 99.03%
   (cost $224,439,282) ..........................               227,271,612

Receivables and Other Assets Net
   of Liabilities - 0.97% .......................                 2,237,452
                                                               ------------
Net Assets Applicable to 27,122,510
   Shares Outstanding - 100.00% .................              $229,509,064
                                                               ============
Net Asset Value - Delaware Limited Term
   Government Fund Class A
   ($207,024,803 / 24,465,405 Shares) ...........                     $8.46
                                                                      -----
Net Asset Value - Delaware Limited Term
   Government Fund Class B
   ($9,845,178 / 1,163,468 Shares) ..............                     $8.46
                                                                      -----
Net Asset Value - Delaware Limited Term
   Government Fund Class C
   ($6,565,307 / 775,861 Shares) ................                     $8.46
                                                                      -----
Net Asset Value - Delaware Limited Term
   Government Fund Institutional Class
   ($6,073,776 / 717,776 Shares) ................                     $8.46
                                                                      -----

Delaware Limited-Term Government Fund
--------------------------------------------------------------------------------
Components of Net Assets at June 30, 2001:
Shares of beneficial interest
   (unlimited authorization - no par) .................        $377,094,391
Accumulated net investment loss .......................          (2,189,261)
Accumulated net realized loss
   on investments .....................................        (148,319,102)
Net unrealized appreciation
   of investments .....................................           2,923,036
                                                               ------------
Total net assets ......................................        $229,509,064
                                                               ============
Net Asset Value and Offering Price per Share -
   (Delaware Limited Term Government Fund)
Net asset value Class A ...............................               $8.46
Sales charge (2.75% of offering price,
   or 2.83% of amount invested per share) .............                0.24
                                                                      -----
Offering price ........................................               $8.70
                                                                      =====
--------------------------

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See the current prospectus for purchases of $100,000 or more.

GNMA - Insured by Ginnie Mae
GPM - Graduate Payment Mortgage
S.F. - Single Family

*Fully or partially pledged as collateral for financial futures contracts.

                             See accompanying notes

Statement of Operations












Six Months Ended June 30, 2001 (Unaudited)                                              Delaware Limited-Term Government Fund
-----------------------------------------------------------------------------------------------------------------------------
Investment Income:
Interest                                                                                                           $7,086,219
                                                                                                                   ----------


Expenses:
Management fees ...................................................................................  $563,695
Dividend disbursing and transfer agent fees and expenses ..........................................   301,770
Distribution expense ..............................................................................   225,712
Accounting and administration expenses ............................................................    47,437
Registration fees .................................................................................    29,502
Custodian fees ....................................................................................    24,784
Reports and statements to shareholders ............................................................    21,589
Professional fees .................................................................................    12,250
Trustees' fees ....................................................................................     6,000
Other .............................................................................................    19,096       1,251,835
                                                                                                      -------
Less expenses paid indirectly .....................................................................                    (2,614)
                                                                                                                   ----------
Total expenses ....................................................................................                 1,249,221
                                                                                                                   ----------
Net Investment Income .............................................................................                 5,836,998
                                                                                                                   ----------
Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on:
   Investments ....................................................................................                 3,759,229
   Futures contracts ..............................................................................                  (308,627)
                                                                                                                   ----------
   Net realized gain ..............................................................................                 3,450,602
Net change in unrealized appreciation/depreciation of investments .................................                (1,960,425)
                                                                                                                   ----------


Net Realized and Unrealized Gain on Investments ...................................................                 1,490,177
                                                                                                                   ----------
Net Increase in Net Assets Resulting from Operations
 ..................................................................................................                $7,327,175
                                                                                                                   ==========

                             See accompanying notes

Statements of Changes in Net Assets


                                                                        Delaware Limited-Term Government Fund
-------------------------------------------------------------------------------------------------------------
                                                                                Six Months           Year
                                                                                  Ended             Ended
                                                                                 6/30/01           12/31/00
                                                                               (Unaudited)
Increase (Decrease) in Net Assets from Operations:
Net investment income ...................................................... $  5,836,998        $ 15,661,776
Net realized gain (loss) on investments ....................................    3,450,602          (5,285,653)
Net change in unrealized appreciation/depreciation of investments ..........   (1,960,425)          9,299,205
                                                                             ------------        ------------
Net increase in net assets resulting from operations .......................    7,327,175          19,675,328
                                                                             ------------        ------------


Distributions to Shareholders from:
Net investment income:
   Class A .................................................................   (6,008,618)        (14,539,495)
   Class B .................................................................     (235,089)           (530,106)
   Class C .................................................................     (119,815)           (321,628)
   Institutional Class .....................................................     (156,673)           (287,659)
                                                                             ------------        ------------
                                                                               (6,520,195)        (15,678,888)
                                                                             ------------        ------------


Capital Share Transactions:
Proceeds from shares sold:
   Class A .................................................................   18,342,583          34,998,438
   Class B .................................................................    2,957,926           3,746,961
   Class C .................................................................    4,887,111           7,709,822
   Institutional Class .....................................................    2,475,257           3,898,981

Net asset value of shares issued upon reinvestment of distributions:
   Class A .................................................................    4,220,918          10,148,207
   Class B .................................................................      145,552             319,999
   Class C .................................................................       99,469             283,582
   Institutional Class .....................................................      155,911             285,460
                                                                             ------------        ------------
                                                                               33,284,727          61,391,450
                                                                             ------------        ------------
Cost of shares repurchased:
   Class A .................................................................  (24,879,741)       (103,022,764)
   Class B .................................................................   (1,883,383)         (8,103,460)
   Class C .................................................................   (2,926,846)        (10,195,618)
   Institutional Class .....................................................   (1,077,818)         (4,225,367)
                                                                             ------------        ------------
                                                                              (30,767,788)       (125,547,209)
                                                                             ------------        ------------
Increase (decrease) in net assets derived from capital share transactions ..    2,516,939         (64,155,759)
                                                                             ------------        ------------
Net Increase (Decrease) in Net Assets ......................................    3,323,919         (60,159,319)

Net Assets:
Beginning of period ........................................................  226,185,145         286,344,464
                                                                             ------------        ------------
End of period .............................................................. $229,509,064        $226,185,145
                                                                             ============        ============



                             See accompanying notes

Financial Highlights



Selected data for each share of the Fund outstanding
throughout each period were as follows:                            Delaware Limited-Term Government Fund Class A
-----------------------------------------------------------------------------------------------------------------------------
                                                       Six Months
                                                       Ended                             Year Ended
                                                       6/30/01(2)  12/31/00   12/31/99    12/31/98    12/31/97    12/31/96
                                                       (Unaudited)
Net asset value, beginning of period ...............   $8.430      $8.270     $8.700      $8.620      $8.770      $9.050

Income (loss) from investment operations:
   Net investment income ...........................    0.220       0.522      0.519       0.540       0.601       0.600

   Net realized and unrealized gain
   (loss) on investments ...........................    0.056       0.161      (0.429)     0.079      (0.150)     (0.280)
                                                       -----------------------------------------------------------------
   Total from investment operations ................    0.276       0.683      0.090       0.619       0.451       0.320
                                                       -----------------------------------------------------------------


Less dividends:
   Dividends from net investment income ............   (0.246)     (0.523)    (0.520)     (0.539)     (0.601)     (0.600)
                                                       -----------------------------------------------------------------
   Total dividends .................................   (0.246)     (0.523)    (0.520)     (0.539)     (0.601)     (0.600)
                                                       -----------------------------------------------------------------


Net asset value, end of period .....................   $8.460      $8.430     $8.270      $8.700      $8.620      $8.770
                                                       =================================================================


Total return(1) ....................................    3.30%       8.59%      1.07%       7.46%       5.23%       3.69%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ......... $207,025    $208,565   $262,776    $317,329    $355,079    $464,649
   Ratio of expenses to average net assets .........    1.26%       1.13%      1.00%       1.01%       0.98%       0.93%

   Ratio of net investment income to
     average net assets ............................    5.02%       6.36%      6.12%       6.32%       6.85%       6.80%
   Portfolio turnover ..............................     432%        273%       175%         69%         79%         83%

-------------------
(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(2) Ratios have been annualized and total return has not been annualized. As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premium and discount on debt securities. The effect of this change for the period ended June 30, 2001 was to decrease net investment income per share by $0.026, increase net realized and unrealized gains and losses per share by $0.026 and decrease the ratio of net investment income to average net assets from 5.63% to 5.02%. Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                             Delaware Limited-Term Government Fund Class B
-----------------------------------------------------------------------------------------------------------------------------
                                                       Six Months
                                                       Ended                            Year Ended
                                                       6/30/01(2)  12/31/00   12/31/99   12/31/98    12/31/97    12/31/96
                                                       (Unaudited)
Net asset value, beginning of period ...............     $8.430     $8.270      $8.700     $8.620     $8.770      $9.050

Income (loss) from investment operations:
   Net investment income ...........................      0.184      0.453       0.447      0.467      0.522       0.524
   Net realized and unrealized gain
     (loss) on investments .........................      0.056      0.160      (0.429)     0.079     (0.150)     (0.280)
                                                         ---------------------------------------------------------------
   Total from investment operations ................      0.240      0.613       0.018      0.546      0.372       0.244
                                                         ---------------------------------------------------------------
Less dividends:
   Dividends from net investment income ............     (0.210)    (0.453)     (0.448)    (0.466)    (0.522)     (0.524)
                                                         ---------------------------------------------------------------
   Total dividends .................................     (0.210)    (0.453)     (0.448)    (0.466)    (0.522)     (0.524)
                                                         ---------------------------------------------------------------


Net asset value, end of period .....................     $8.460     $8.430      $8.270     $8.700     $8.620      $8.770
                                                         ===============================================================
Total return(1) ....................................      2.86%      7.68%       0.22%      6.55%      4.35%       2.81%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) .........     $9,845     $8,600     $12,483    $13,900    $12,119     $12,959
   Ratio of expenses to average net assets .........      2.11%      1.98%       1.85%      1.86%      1.83%       1.78%
   Ratio of net investment income to
     average net assets ............................      4.17%      5.51%       5.27%      5.47%      5.98%       5.91%
   Portfolio turnover ..............................       432%       273%        175%        69%        79%         83%

-------------------
(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(2) Ratios have been annualized and total return has not been annualized. As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premium and discount on debt securities. The effect of this change for the period ended June 30, 2001 was to decrease net investment income per share by $0.026, increase net realized and unrealized gains and losses per share by $0.026 and decrease the ratio of net investment income to average net assets from 4.78% to 4.17%. Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                             Delaware Limited-Term Government Fund Class C
-----------------------------------------------------------------------------------------------------------------------------
                                                       Six Months
                                                       Ended                              Year Ended
                                                       6/30/01(2)    12/31/00   12/31/99   12/31/98    12/31/97    12/31/96
                                                       (Unaudited)
Net asset value, beginning of period ...............     $8.430       $8.270     $8.700     $8.620      $8.770      $9.050

Income (loss) from investment operations:
   Net investment income ...........................      0.185        0.453      0.447      0.467       0.524       0.524

   Net realized and unrealized gain
   (loss) on investments ...........................      0.054        0.160     (0.431)    0.079       (0.152)     (0.280)
                                                         -----------------------------------------------------------------
   Total from investment operations ................      0.239        0.613      0.016      0.546       0.372       0.244
                                                         -----------------------------------------------------------------
Less dividends:
   Dividends from net investment income ............     (0.209)      (0.453)    (0.446)    (0.466)     (0.522)     (0.524)
                                                         -----------------------------------------------------------------
   Total dividends .................................     (0.209)      (0.453)    (0.446)    (0.466)     (0.522)     (0.524)
                                                         -----------------------------------------------------------------

Net asset value, end of period .....................     $8.460       $8.430     $8.270     $8.700      $8.620      $8.770
                                                         =================================================================


Total return(1) ....................................      2.86%        7.68%      0.20%      6.56%       4.34%       2.81%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) .........     $6,565       $4,506     $6,638     $4,932      $3,580      $3,090
   Ratio of expenses to average net assets .........      2.11%        1.98%      1.85%      1.86%       1.83%       1.78%
   Ratio of net investment income to
     average net assets ............................      4.17%        5.51%      5.27%      5.47%       5.98%       5.78%
   Portfolio turnover ..............................       432%         273%       175%        69%         79%         83%

-----------------
(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(2) Ratios have been annualized and total return has not been annualized. As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premium and discount on debt securities. The effect of this change for the period ended June 30, 2001 was to decrease net investment income per share by $0.026, increase net realized and unrealized gains and losses per share by $0.026 and decrease the ratio of net investment income to average net assets from 4.78% to 4.17%. Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                             See accompanying notes
13

Selected data for each share of the Fund outstanding
throughout each period were as follows:                            Delaware Limited-Term Government Fund
                                                                   Institutional Class
-----------------------------------------------------------------------------------------------------------------------------
                                                       Six Months
                                                       Ended                             Year Ended
                                                       6/30/01(2)  12/31/00    12/31/99   12/31/98    12/31/97      12/31/96
                                                       (Unaudited)
Net asset value, beginning of period ...............     $8.430     $8.270      $8.700     $8.620      $8.770        $9.050

Income (loss) from investment operations:
   Net investment income ...........................      0.227      0.534       0.531      0.553       0.605         0.613
   Net realized and unrealized gain
     (loss) on investments .........................      0.056      0.161      (0.428)     0.079      (0.150)       (0.280)
                                                         ------------------------------------------------------------------
   Total from investment operations ................      0.283      0.695       0.103      0.632       0.455         0.333
                                                         ------------------------------------------------------------------


Less dividends:
   Dividends from net investment income ............     (0.253)    (0.535)     (0.533)    (0.552)     (0.605)       (0.613)
                                                         ------------------------------------------------------------------
   Total dividends .................................     (0.253)    (0.535)     (0.533)    (0.552)     (0.605)       (0.613)
                                                         ------------------------------------------------------------------

Net asset value, end of period .....................     $8.460     $8.430      $8.270     $8.700      $8.620        $8.770
                                                         ==================================================================


Total return(1) ....................................      3.38%      8.75%       1.22%      7.62%       5.39%         3.84%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) .........     $6,074     $4,514      $4,448    $21,201     $32,902       $30,349
   Ratio of expenses to average net assets .........      1.11%      0.98%       0.85%      0.86%       0.83%         0.78%
   Ratio of net investment income to
     average net assets ............................      5.17%      6.51%       6.27%      6.47%       6.98%         6.92%

   Portfolio turnover ..............................       432%       273%        175%       69%          79%           83%

-----------------
(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.
(2) Ratios have been annualized and total return has not been annualized. As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premium and discount on debt securities. The effect of this change for the period ended June 30, 2001 was to decrease net investment income per share by $0.026, increase net realized and unrealized gains and losses per share by $0.026 and decrease the ratio of net investment income to average net assets from 5.78% to 5.17%. Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                             See accompanying notes

Notes to Financial Statements








June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------
Delaware Group Limited-Term Government Funds (the "Trust") is organized as a Delaware business trust and offers one fund: Delaware Limited-Term Government Fund (the "Fund"). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class B, Class C and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 2.75%. Class B shares are sold with a contingent deferred sales charge that declines from 2% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately five years after purchase. Class C shares are sold with a contingent deferred sales charge of 1% during the first 12 months. Institutional shares are not subject to a sales charge and are offered for sale exclusively to a limited group of investors.

The investment objective of the Fund is to seek a high stable level of current income, while attempting to minimize fluctuations in principal and provide maximum liquidity.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the
Fund:

Security Valuation -- Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees.

Federal Income Taxes -- The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Class Accounting -- Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements -- The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

--------------------------------------------------------------------------------
Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Distribution of Income and Gains -- As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on debt securities. Prior to January 1, 2001, the Fund did not amortize all premiums and discounts on debt securities for financial reporting purposes, but did amortize in accordance with federal income tax regulations. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $1,420,571 reduction in cost of securities and a corresponding $1,420,571 increase in net unrealized appreciation (depreciation), based on securities held by the Fund on January 1, 2001.

The effect of this change for the period ended June 30, 2001 was to decrease net investment income by $686,689, increase net unrealized appreciation (depreciation) by $474,634, and increase net realized gains (losses) by $212,055. The statements of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

Other -- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Original issue discounts (and market premiums) are accreted to interest income over the lives of the respective securities. The Fund declares dividends daily from net investment income and pays such dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually.

Certain expenses of the Fund are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $2,614 for the period ended June 30, 2001. In addition, the Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. There were no earnings credits for the period ended June 30, 2001. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".

--------------------------------------------------------------------------------
2. Investment Management, Administration Agreements and
   Other Transactions with Affiliates
In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.50% on the first $500 million of average daily net assets of the fund, 0.475% on the next $500 million, 0.45% on the next $1.5 billion, and 0.425% on average daily net assets in excess of $2.5 billion. At June 30, 2001, the Fund had a liability for investment management fees and other expenses payable to DMC of $16,715.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administration services. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions, and average net assets, subject to certain minimums. At June 30, 2001, the Fund had a liability for such fees and other expenses payable to DSC of $80,666.

Pursuant to a distribution agreement, the Fund pays Delaware Distributors, L.P.
(DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.15% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class B and C shares.

For the period ended June 30, 2001, DDLP earned $12,724 for commissions on sales of the Fund's Class A shares.

Certain officers of DMC, DSC and DDLP are officers, and/or trustees of the Fund. These officers and trustees are paid no compensation by the Fund.

3. Investments
For the period ended June 30, 2001, the Fund made purchases of $489,291,141 and sales of $488,704,015 of investment securities other than U.S. government securities and short-term investments.

At June 30, 2001, the cost of investments for federal income tax purposes approximates the cost for book purposes. At June 30, 2001, the cost of investments was $224,439,282. At June 30, 2001, net unrealized appreciation was $2,832,330 of which $4,390,110 related to unrealized appreciation of investments and $1,557,780 related to unrealized depreciation of investments.

For federal income tax purposes, the Fund had accumulated capital losses as of June 30, 2001, of $151,864,634 which may be carried forward and applied against future capital gains. Such capital loss carry forwards expire as follows: 2002 - $84,612,370; 2003 - $29,779,768; 2004 - $16,636,244; 2005 - $9,442,127; 2006 -
$5,505,504 and $5,888,621 - 2008.

--------------------------------------------------------------------------------
4. Capital Shares
Transactions in capital shares were as follows

                                            Six Months           Year
                                              Ended              Ended
                                             6/30/01           12/31/00
                                           (Unaudited)
Shares sold:
  Class A ...........................      2,158,022          4,257,640
  Class B ...........................        347,776            454,562
  Class C ...........................        573,980            937,524
  Institutional Class ...............        290,728            471,297

Shares issued upon reinvestment of
  distributions:
  Class A ...........................        496,664          1,232,468
  Class B ...........................         17,124             38,875
  Class C ...........................         11,705             34,452
  Institutional Class ...............         18,342             34,629
                                          ----------         ----------
                                           3,914,341          7,461,447
                                          ----------         ----------


Shares repurchased:
  Class A ...........................     (2,929,206)       (12,538,103)
  Class B ...........................       (221,510)          (983,382)
  Class C ...........................       (344,385)        (1,240,434)
  Institutional Class ...............       (126,754)          (508,533)
                                          ----------         ----------
                                          (3,621,855)       (15,270,452)
                                          ----------         ----------
Net increase (decrease) .............        292,486         (7,809,005)
                                          ==========         ==========

5. Futures Contracts
The Fund may invest in financial futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. (In some cases, due to the form of the futures agreement, initial margin is held in a segregated account with the Fund's custodian, rather than directly with the broker). Subsequent payments are received from the broker or paid to the broker, (or added to the segregated account) each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as "variation margin" and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments.

--------------------------------------------------------------------------------
5. Futures Contracts (continued)
Financial futures contracts open at June 30, 2001 were as follows:

Contracts                       Notional      Expiration      Unrealized
to Buy/(Sell)                  Cost Amount        Date         Gain (Loss)
--------------------------------------------------------------------------
(61) U.S. 10 Year
     Treasury Note contracts   $(6,394,218)    Sept 2001        $110,265
50 U.S. 5 Year
   Treasury Note contracts       5,209,875     Sept 2001         (42,687)
                                                                --------
                                                                 $67,578
                                                                ========

The use of futures contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The "Notional Cost Amount" presented above represents the Fund's total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund's net assets.

6. Options Written
The Fund may enter into options contracts in accordance with its investment objective. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

The Fund had no written options open as of June 30, 2001, or at any time during the period.

7. Swap Agreements
During the period ended June 30, 2001, the Fund entered into total return swap agreements in accordance with its investment objectives. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Total return swaps involve commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent the total return of the security, instrument or basket of instruments underlying the transaction falls short of the offsetting interest obligation, the Fund will make a payment to the counterparty. Total return swaps are marked-to-market daily based upon the fair valuation methodology established by the Fund's Board of Trustees.

The change in value of swap agreements outstanding, if any is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on the maturity or termination of the swap agreement.

--------------------------------------------------------------------------------
At June 30, 2001, the fund had the following total return swap agreements outstanding:

Notional Amount         Expiration Date             Description

4,655,000                 July 31,2001     Agreement with Goldman Sachs
                                           Capital Markets to receive (pay) the
                                           notional amount multiplied by the
                                           return on the Lehman Brothers
                                           Commercial MBS Index AAA and to
                                           pay the notional amount multiplied by
                                           the 1 Month BBA LIBOR adjusted by
                                           a spread of minus 0.50%

Because there is no organized market for these swap agreements, the value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these agreements, include the potential inability of the counterparties to meet the terms of the agreements. This type of risk is generally limited to the amount of favorable movements in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from the potential losses from adverse market movements and such losses could exceed the related amounts shown above.

8. Credit and Market Risk
The Fund invests in fixed-income securities whose value is derived from an underlying pool of mortgages or consumer loans. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. The Fund invests in private-backed CMOs only if they are 100% collateralized at the time of issuance by securities or certificates issued or guaranteed by the U.S. government, its agencies or instrumentalities. Prepayment of mortgages may shorten the stated maturity of the obligation and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped securities, which provide only principal and interest feature of the underlying security. The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Fund's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investments in the securities even if they are rated in the highest rating categories.

9. Line of Credit
The Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $375,400,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow a maximum of one third of their net assets under the agreement. The Fund had no amount outstanding as of June 30, 2001, or at any time during the period.

Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)


For Shareholders
800 523-1918

For Securities Dealers
800 362-7500

For Financial Institutions
Representatives Only
800 659-2265

www.delawareinvestments.com

This semi-annual report is for the information of Delaware Limited-Term Government Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Limited-Term Government Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

------------------------------------------------------------------------------------------------------------------------------------
BOARD OF TRUSTEES                               Thomas F. Madison                              Investment Manager
                                                President and Chief Executive Officer          Delaware Management Company
Charles E. Haldeman, Jr.                        MLM Partners, Inc.                             Philadelphia, PA
Chairman                                        Minneapolis, MN
Delaware Investments Family of Funds                                                           International Affiliate
Philadelphia, PA                                Janet L. Yeomans                               Delaware International Advisers Ltd.
                                                Vice President and Treasurer                   London, England
Walter P. Babich                                3M Corporation
Board Chairman                                  St. Paul, MN                                   National Distributor
Citadel Constructors, Inc.                                                                     Delaware Distributors, L.P.
King of Prussia, PA                                                                            Philadelphia, PA

David K. Downes                                 AFFILIATED OFFICERS                            Shareholder Servicing, Dividend
President and Chief Executive Officer           William E. Dodge                               Disbursing and Transfer Agent
Delaware Investments Family of Funds            Executive Vice President and                   Delaware Service Company, Inc.
Philadelphia, PA                                Chief Investment Officer, Equity               Philadelphia, PA
                                                Delaware Investments Family of Funds
John H. Durham                                  Philadelphia, PA                               2005 Market Street
Private Investor Horsham, PA                                                                   Philadelphia, PA 19103-7057
                                                Jude T. Driscoll
John A. Fry                                     Executive Vice President and
Executive Vice President                        Head of Fixed Income
University of Pennsylvania                      Delaware Investments Family of Funds
Philadelphia, PA                                Philadelphia, PA

Anthony D. Knerr                                Richard J. Flannery
Consultant                                      President and Chief Executive Officer
Anthony Knerr & Associates                      Delaware Distributors, L.P.
New York, NY                                    Philadelphia, PA

Ann R. Leven
Former Treasurer
National Gallery of Art
Washington, DC


(4924)                                                        Printed in the USA
SA-022 [6/01] CG 8/01                                                      J7332